Exhibit 10.30

NY Law GPSA (Version 7.0) 1 GLOBAL PAYING SERVICES AGREEMENT Dated as of _______________________ 2021, between Fluence Energy, LLC, a Delaware limited liability corporation (“Buyer Parent”) and Citibank, N.A., a U.S. national banking association (“Citibank”). BACKGROUND A. From time to time Buyer (as defined in Article I) enters into commercial trade transactions with various suppliers (each, a “Supplier”) for the purchase of goods and/or services, resulting in Payment Obligations (as defined in Article I) owed by Buyer to the respective Suppliers. B. To facilitate the processing of Payment Obligations, Buyer and Suppliers intend to utilize one or more computerized settlement systems, including related services, Equipment and Software (each as defined in Article I and, as updated from time to time, collectively, the “System”) provided by Citi (as defined in Article I). Citi is prepared to provide Buyer with a license to the System, subject to the terms and conditions set forth in this Agreement and in any applicable Joinder Agreement (as defined in Article I). C. Buyer wishes to engage Citi to act as Buyer’s paying agent with respect to the transactions it wishes to settle using the System. Citi is willing to act as Buyer’s paying agent, on the terms and conditions set forth herein and in any applicable Joinder Agreement. NOW, THEREFORE, in consideration of the mutual covenants, terms, conditions, representations and warranties contained herein, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Buyer and Citi agree as follows: ARTICLE I: DEFINITIONS In this Agreement: “Adverse Transfer Notice” means any notice that (i) any Payment Obligation or any portion thereof has been sold, transferred or pledged as security for the obligations of a Supplier, or (ii) a Bankruptcy Event has occurred with respect to a Supplier. “Affiliate” means any domestic or foreign partnership, joint venture, corporation, limited liability company, bank or other form of enterprise in which Buyer Parent or Citi Parent, as applicable, possesses (directly or indirectly) an ownership interest of 80 percent or greater. “Agreement” means this Global Paying Services Agreement, as such may be amended, restated, supplemented or otherwise modified from time to time (including via Joinder Agreement) in accordance with its terms. “Anti-Corruption Laws” means all laws, rules, and regulations from time to time, as amended, concerning or relating to bribery or corruption, including, without limitation, the U.S. Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and all other applicable anti-bribery and corruption laws. “Anti-Money Laundering Laws” means all applicable money laundering statutes, financial recordkeeping and reporting requirements of the jurisdictions where Buyer or its parents or subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental or regulatory agency. “Approved Buyer Affiliate” means any Affiliate of Buyer Parent that is reasonably acceptable to Citi for settling transactions utilizing the System. “Authorized Users” means employees, agents or contractors of Buyer whom it has designated as being authorized to access the System on its behalf and who have been provided Logins to access the System by Citi. “Bankruptcy Event” means, as to any Supplier, any of the following: (a) any case or proceeding with respect to such Supplier under applicable law (whether under Title 11 Bankruptcy of the United States Code or any other national, federal or state bankruptcy, insolvency, reorganization or other law affecting creditors’ rights generally) or any other or similar proceedings seeking any stay, reorganization, arrangement, composition or readjustment of the obligations and indebtedness of such Supplier; (b) any proceeding seeking the appointment of any trustee, receiver, liquidator, custodian or other insolvency official with similar powers with respect to such Supplier or any material portion of its assets; (c) any proceedings for liquidation, dissolution or other winding up of the business of such Supplier; (d) any assignment for the benefit of creditors or any marshaling of assets of such Supplier; or (e) any analogous procedure or step taken in any jurisdiction. “Business Day” means any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the jurisdiction where the applicable Citi entity is located and the principal financial center of each relevant currency. “Buyer” means, individually or collectively (as the context requires), Buyer Parent and each of its Approved Buyer Affiliates a signatory to this Agreement or any Joinder Agreement. “Buyer Contracting Party” means any Approved Buyer Affiliate that is a party to this Agreement or any Joinder Agreement. “Change of Control” with respect to Buyer Parent or any other Buyer, means any of the following: (i) the sale, lease or transfer of all or substantially all of the assets of Buyer Parent or any other Buyer; (ii) the liquidation or dissolution of (or the adoption of a plan of liquidation by) Buyer Parent or any other Buyer; (iii) the acquisition by any Person or group (as such term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of more than 50% of the voting stock of Buyer Parent or any other Buyer by way of merger or consolidation or otherwise, (iv) the adoption by the equity holders of Buyer Parent or any other Buyer of a plan or proposal for the merger, transfer of substantially all assets, consolidation, liquidation or dissolution Buyer Parent or any other Buyer, or the effectuation of such plan or proposal, (v) the execution by Buyer Parent or any other Buyer of any binding agreement to effectuate any of the foregoing actions, or (vi) if at any time the guarantees signed by Siemens and AES Corporation in favor of Citibank shall for any reason cease to be July 22

NY Law GPSA (Version 7.0) 2 valid and binding or cover less than one hundred percent (100%) of the Payment Obligations under this Agreement or any Joinder Agreement. “Citi” means individually or collectively (as the context requires), Citibank and any Affiliate of Citibank a signatory to this Agreement or any Joinder Agreement. “Citi Contracting Party” means any Citi entity that is a party to this Agreement or any Joinder Agreement. “Citi Parent” means Citigroup, Inc., a Delaware corporation. “Contracting Party” means any Buyer Contracting Party or any Citi Contracting Party, as applicable; “Contracting Parties” means any or all Buyer Contracting Parties and any or all Citi Contracting Parties, as the context requires. “Disbursement Account” has the meaning set forth in Section 5.1. “Equipment” means all equipment provided by or on behalf of Citi to Buyer for the purpose of accessing or using the System, including all authentication products. “Fees” has the meaning set forth in Section 4.1. “Intellectual Property Rights” means all rights in inventions, patents, copyrights, design rights, database rights, trademarks and trade names, service marks, trade secrets, know-how and other intellectual property rights (whether registered or unregistered) and all applications and rights to apply for any of them anywhere in the world that apply to the Licensed Resources. “Joinder Agreement” means any agreement pursuant to which the applicable Contracting Parties assume obligations and obtain rights under this Agreement, as such obligations and rights may be modified or supplemented by the terms of such Joinder Agreement in accordance with Article VI hereof. “License” has the meaning set forth in Section 2.1. “Licensed Resources” means, collectively, the Logins, the System and the Policies and Procedures. “Logins” means usernames and passwords for Authorized Users to access the System.” “Losses” has the meaning set forth in Section 2.7(f). “Message” has the meaning set forth in Section 2.4. “Party” or “Parties” means each or both of Buyer and Citi, as the context requires. “Payment Due Date” means, with respect to a Payment Obligation, the Business Day on which such Payment Obligation is due and payable as set forth in the applicable Payment Instruction for payment of such Payment Obligation, or if such date is not a Business Day the first Business Day following that date; provided in no event shall the Payment Due Date be earlier than the date 2 Business Days after the Payment Instruction Date. “Payment Instruction” means the instruction issued by Buyer to Citi through the System directing payment of the specified Payment Obligation to a specified Supplier on the Payment Due Date. “Payment Instruction Date” means the date a Payment Instruction is submitted to Citi, as recorded by the System. “Payment Obligation” means a specified amount to be paid by Buyer to a specified Supplier (or its assignee pursuant to Section 5.4) on a Payment Due Date to settle one or more commercial trade transactions between Buyer and such Supplier for the purchase of goods and/or services. “Person” means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company, a government or any political subdivision or agency thereof, or any other entity. “Policies and Procedures” means all tangible printed information (including any in electronic form) provided from time to time by Citi to Buyer in connection with the use of the System. “Sanctions” means economic, trade, or financial sanctions, requirements, or embargoes imposed, administered, or enforced from time to time by any Sanctions Authority. “Sanctions Authority” means the United States (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury and the U.S. Department of State), the United Kingdom (including, without limitation, Her Majesty’s Treasury), the European Union and any EU member state, the United Nations Security Council, and any other relevant sanctions authority. “Sanctioned Jurisdiction” means, at any time, a country or territory that is, or whose government is, the subject of Sanctions. “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions related list maintained by any Sanctions Authority, (b) any Person located, organized, or resident in a Sanctioned Jurisdiction, or (c) any other subject of Sanctions, including, without limitation, any Person controlled or 50 percent or more owned in the aggregate, directly or indirectly, by, or acting for or on behalf of, or at the direction of, any such Person or Persons described in the foregoing clauses (a) or (b). “Services” means the paying agency services and related functions provided by Citi pursuant to this Agreement, any Joinder Agreement or other agreement or document related thereto. “Software” means all software, programming or object code provided by or on behalf of Citi to Buyer for utilizing a computer or like device to use the System. ARTICLE II: THE SYSTEM; REPRESENTATIONS, WARRANTIES AND COVENANTS 2.1 License Grant. (a) Subject to the terms and conditions set forth herein, Citi hereby grants Buyer a limited, personal, non- exclusive, non-transferable license and right, without the right to further sublicense, during the term of this Agreement, to access and use the Licensed Resources, solely for the purposes contemplated by this Agreement (the “License”). Except as expressly set forth in this Agreement, Buyer shall have no other right (including any ownership right or intellectual property right), title or interest to or in the Licensed Resources or any portion thereof. (b) Buyer acknowledges that all right, title and interest in and to the System, including without limitation, all Intellectual Property Rights, are vested, and shall remain vested, in Citi and/or its licensors. Notwithstanding anything to the contrary contained herein

NY Law GPSA (Version 7.0) 3 and except as otherwise may be expressly agreed in writing, all right, title and interest in and to revisions, upgrades, updates, derivative works and other improvements to the System shall vest solely in Citi and its licensors. Except for the grant herein by Citi to Buyer of the License, nothing in this Agreement shall act to operate as an assignment or other transfer of any of such rights to Buyer. 2.2 Usage. (a) Buyer shall access and use, and shall ensure that its Authorized Users access and use, the System only in accordance with this Agreement and the Policies and Procedures. Buyer shall remain informed and notify its Authorized Users as to any updates to the Policies and Procedures that may be implemented from time to time. Approval and acceptance of an update to the Policies and Procedures shall be deemed to be given if Buyer continues to utilize the System subsequent to the publication of any such update. (b) Buyer shall promptly use any successors, updates, new releases or replacements of any portion of the Equipment or Software provided to it from time to time by Citi for use in accessing the System, and cease to use the previous version or release of such portion. (c) Buyer shall have the right under the License to use the content of the System website on a computer screen, to print reasonable extracts from the website, and to save reasonable copies to Buyer’s hard drive, in each case solely for the purposes contemplated by this Agreement. All other copying, distribution or commercial use of any of the content of the website is strictly forbidden. Except for the limited right granted by this Section 2.2(c), no other right or license is granted in respect of the content of the website. (d) Buyer shall have no right to, and shall not, without the written consent of Citi, alter or modify the whole or any part of the Licensed Resources. (e) Buyer shall ensure that only its Authorized Users access the System and shall procure that its Authorized Users maintain the secrecy of their Logins and do not disclose their Logins to any other person. (f) Buyer shall immediately notify Citi in writing if it becomes aware of any unauthorized use, loss or theft of its Authorized Users' Logins or if Buyer becomes aware or suspects that any of them have become known by an unauthorized person. Upon such notification Citi may (at its absolute discretion) revoke, suspend or disable such Logins and/or issue new Logins to Buyer. (g) Buyer shall not, and shall ensure that none of its representatives, access or attempt to gain access to any part of the System that is not permitted under its Logins. 2.3 Security. Buyer shall safeguard and keep confidential, and put into effect and maintain commercially reasonable security measures to safeguard and keep confidential, the Licensed Resources. In furtherance of the foregoing, Buyer agrees that: (i) it will not knowingly interfere with, defeat, circumvent or tamper with any Message or other information or instruction that is, by the terms of this Agreement or the Policies and Procedures, to be transmitted through the System, or with the restrictions on use of functionality or access to information on any portion of the System, or attempt to do so; (ii) it will not knowingly introduce into any portion of the System any virus or other data or code that harms, or may adversely affect, the operation of the System, and will put into effect and maintain commercially reasonable measures to prevent any such introduction; and (iii) it will ensure that all Messages being communicated by Buyer through the System are sent in accordance with this Agreement and the Policies and Procedures. 2.4 Messages. Buyer shall use the System to send all messages under this Agreement (including, without limitation, Payment Instructions and any updates to Buyer’s list of personnel authorized to use the System on Buyer’s behalf) (each, a “Message”). Any Message sent or purported to be sent by Buyer via the System is valid and binding on Buyer, and Citi is entitled to rely thereon, irrespective of any error or fraud contained therein or the identity of the individual who sent the Message, except to the extent that such error or fraud or use of the System by an unauthorized third party is a result of the failure by Citi to use commercially reasonable security measures to prevent unauthorized access to the System. Buyer agrees that the act of sending a Message electronically in accordance with this Agreement is as legally binding as if Buyer had manually executed and delivered that Message in written form, and that Buyer will not contest the validity, legally binding nature or enforceability of that Message on the basis that the act of sending the Message electronically is invalid or not binding on Buyer. 2.5 System Availability. Buyer acknowledges and agrees that: (i) Citi does not represent or warrant that the System will be error- free; (ii) there will be downtime from time to time when the System cannot be accessed; and (iii) Buyer is responsible for providing and maintaining, and Citi has no liability or responsibility in respect of, equipment not supplied by or on behalf of Citi, or utility services that Buyer utilizes as a result of its participation in the System and maintaining a link to the System. 2.6 Confidentiality. (a) Each Party agrees to maintain the confidentiality of any Confidential Information (as defined below) of the other Party to which it has access under the System or otherwise under this Agreement. “Confidential Information” shall mean information of a Party that the other Party knows or reasonably should know to be confidential to such first Party. (b) Notwithstanding the foregoing: (i) “Confidential Information” does not include information that: (1) was in the public domain before disclosure or becomes part of the public domain after disclosure through no wrongful act of the receiving party; (2) was already known to the receiving party, as evidenced by written or electronic documentation in its files; (3) has been lawfully received from a third party without restrictions; or (4) was independently developed by employees or agents of the receiving party who did not have access to the Confidential Information; (ii) either Party may transfer and disclose Confidential Information obtained from the other Party to any authority of competent jurisdiction if disclosure is required pursuant to a court order or instruction of any regulatory or supervisory authority having jurisdiction over it, provided that the disclosing Party shall have given the other Party prompt notice thereof (unless it has a legal obligation to the contrary) so that the other Party may seek a

NY Law GPSA (Version 7.0) 4 protective order or other appropriate remedy to prevent disclosure; and (iii) Citi may transfer and disclose Confidential Information obtained from Buyer: (1) to its subsidiaries and affiliates, (2) to its professional advisers, auditors and other service providers (such as rating agencies and third-party trustees), as well as to any regulatory, supervisory, judicial or other governmental authority, (3) to any Person to (or through) whom Citi sells, assigns or transfers (or may potentially assign or transfer) all or any of its rights and obligations under this Agreement or with respect to any Payment Obligations owed by Buyer to a Supplier (or a counterparty in (x) a securitization or similar transaction in relation to which any Payment Obligations or this Agreement forms a part of the asset pool or collateral pool, (y) a sub-participation in relation to any such Payment Obligations or this Agreement, or (z) any other transaction (including credit derivative transactions) under which payments are to be made by reference to any such Payment Obligations or this Agreement), and (4) to any Person with whom Citi is merging or consolidating or is proposing to merge or consolidate. 2.7 Representations, Warranties and Covenants of Buyer. Buyer hereby represents, warrants and covenants to and with Citi as follows: (a) Buyer’s use of the System is solely to settle genuine and lawful commercial trade transactions, arising in the ordinary course of business, for the purchase of goods and/or services by Buyer from Suppliers. Each Payment Instruction constitutes Buyer’s irrevocable acceptance of and agreement to pay, without set-off or counter claim, the applicable Supplier’s claim for payment of the amount specified in such Payment Instruction on the applicable Payment Due Date for the goods and/or services related thereto. Buyer shall not use the System for investment or arbitrage functions or purposes, or for any money laundering purpose, or in contravention of any law or regulation, and Messages issued at Buyer’s request shall not be, and are not intended to be, used in furtherance of any of the foregoing. (b) Buyer has independently verified the validity of the entity and account information and any changes to such information stored on the System with respect to each Supplier to whom Citi is instructed to make payment as Buyer’s agent. Buyer acknowledges that Citi has no obligation to inspect or view the content of Messages conveyed through the System, and that Citi has no liability in the event that Buyer is in breach of this Article. (c) Buyer shall comply with all relevant laws and regulations applicable to this Agreement and transactions conducted using the System including, without limitation, all relevant Sanctions, export control laws, and U.S. tax information reporting requirements, if any. In addition, Buyer agrees that this Agreement does not relieve Buyer of any obligation to information-report under Section 6041 or 6041A of the Internal Revenue Code (the “Code”) with respect to payments made to Suppliers through the System or to perform backup withholding under Code section 3406 when required. Any and all payments made hereunder shall be made free and clear of and without deduction for any and all present and future taxes (including value-added taxes, stamp taxes and withholding taxes), levies, imposts, deductions charges or withholdings, and all liabilities with respect thereto (collectively, “Taxes”). If requested by Citi, Buyer shall furnish to Citi at its address hereunder, the original or a certified copy of a receipt evidencing payment of Taxes. (d) Information provided by Buyer to Citi from time to time in connection with this Agreement is and shall be true and accurate in all material respects, and Citi is hereby authorized from time to time to verify such information, either pursuant to Section 5.5(b) or otherwise as Citi reasonably determines. Buyer Parent has provided to its independent auditor this Agreement, the form of Supplier Agreement to be entered into by Citi and certain of Buyer’s suppliers and any other information or documents relevant to the Services to be provided by Citi, including any relevant marketing material presented by Citi to Buyer. (e) Buyer shall defend, indemnify and hold harmless Citi and its affiliates, employees, directors, officers and agents acting within the scope of their authority (each an “indemnified party”), from and against any and all claims, liabilities, losses, Taxes, damages, costs and expenses, including reasonable attorneys’ fees and disbursements, other dispute resolution expenses (including reasonable fees and expenses in preparation for a defense of any investigation, litigation or proceeding) and costs of collection (collectively, “Losses”), including, without limitation, Losses (i) relating to the enforcement of this indemnity or (ii) arising out of or in any way relating to (1) Citi’s reliance on any Message sent by Buyer using the System (including any Message which Citi believes in good faith was sent by Buyer irrespective of any error, fraud or the identity of the individual who sent it), (2) any breach of Buyer’s representations, covenants or obligations under this Agreement, or (3) any suit, demand, claim or other dispute with respect to a transaction by Buyer using the System, except to the extent that such Losses are caused by the gross negligence or willful misconduct of such indemnified party. (f) Buyer does not conduct any business, activities or transactions of, with or involving (including any purchase or sale of goods or services originating in, from or to) an individual, entity, vessel, country or territory that is the subject of Sanctions. Neither Buyer, any subsidiary of Buyer, or any party who owns them, nor to the best of its knowledge, any of their directors, officers, employees, agents, affiliates or representatives, (i) is a Sanctioned Person, or (ii) is located, organized or resident in a country or territory that is a Sanctioned Jurisdiction. Buyer will not instruct Citi to make a payment to any Person that is the subject of Sanctions or located, organized or resident in a country or territory that is a Sanctioned Jurisdiction. None of the execution, delivery or performance of this Agreement, nor any activities, transactions or services contemplated by this Agreement, would result in a violation by Citi or its affiliates of Sanctions or export controls. (g) Each of Buyer and its subsidiaries (i) are conducting and will continue to conduct its business in compliance with Anti-Money Laundering Laws and Anti-Corruption Laws and (ii) have implemented, maintain, and will continue to maintain in effect policies and procedures to ensure compliance by Buyer and its subsidiaries and their respective directors, officers, employees, and agents, with Anti-Money Laundering Laws and Anti-Corruption Laws. No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Buyer or any of its subsidiaries with respect to Anti-Money Laundering Laws or Anti-Corruption Laws is pending or, to the knowledge of Buyer, threatened.

NY Law GPSA (Version 7.0) 5 (h) Buyer shall provide written notice to Citi at least 30 days prior to making any change to its name or organizational structure. 2.8 Mutual Representations, Warranties and Covenants of the Parties. (a) Each Buyer and Citi represents, warrants, and covenants as follows: (i) it is validly existing and in good standing and has the power to enter into and perform, and has all necessary authorizations for the entry into, performance and delivery of, this Agreement and the transactions contemplated by this Agreement; (ii) this Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms; and (iii) its execution, delivery and performance of this Agreement does not contravene any contract binding on or affecting it or any of its properties, does not violate any applicable law or regulation, and does not require any notice, filing or other action to or by any governmental authority. (b) Except as expressly provided in this Agreement or the Policies and Procedures, no representation, warranty, term or condition, express or implied, statutory or otherwise, is given or assumed by Citi in respect of (i) the Licensed Resources, (ii) Buyer’s underlying commercial transactions, or (iii) the goods or services to which such underlying transactions relate (regardless of any assistance that Citi may, in its sole discretion, provide to Buyer.) All such representations, warranties, terms and conditions are excluded, except to the extent that this exclusion is prohibited by law. Without limiting the foregoing, Buyer understands that Citi is not giving any representation or warranty as to condition, performance, fitness for purpose, suitability, merchantability, quality or otherwise, except as expressly provided herein or in the Policies and Procedures. ARTICLE III: PAYING AGENT 3.1 Appointment of Agent. Buyer hereby appoints Citi as Buyer’s paying agent with respect to transactions executed through the System, and Citi hereby accepts such appointment, in each case in accordance with, and subject to, the terms and conditions set forth in this Agreement. In performing its obligations hereunder, Citi may consult as to any legal matters with lawyers selected with due care by it, and Citi shall be protected from and shall incur no liability for any action taken or not taken with respect to such matters in good faith and in accordance with the opinion of such lawyers. ARTICLE IV: FEES AND CHARGES 4.1 Fees and Charges. Buyer shall pay Citi such fees, commissions and other amounts with respect to the Services of Citi hereunder, as set forth in Exhibit A attached hereto and made a part hereof (collectively, “Fees”). ARTICLE V: DISBURSEMENT ACCOUNTS AND PAYMENT PROCESS 5.1 Disbursement Account. Each Buyer shall maintain a designated account with Citi for purposes of this Agreement (each a “Disbursement Account”). Each Buyer authorizes Citi to debit from any Disbursement Account all amounts corresponding to Payment Instructions or otherwise payable hereunder as such amounts become due and payable. Under no circumstances shall Citi be liable for interest on monies deposited in the Disbursement Account at any time pursuant to any provision of this Agreement or otherwise, nor shall Citi be required to invest such monies. Monies held by or deposited with Citi hereunder need not be segregated from other funds except to the extent required by law, and Citi need not collateralize or provide any security interest for any funds received by it pursuant to this Agreement. 5.2 Payment Instructions. Buyer from time to time will submit Payment Instructions through the System. Each Payment Instruction will specify the Supplier to receive payment, the amount of the relevant Payment Obligation and the Payment Due Date. If the Payment Instruction is accepted by the System, Citi shall notify, by means of the System, the Supplier identified in the Payment Instruction of the terms and provisions of such Payment Instruction. If the Payment Instruction is not accepted by the System, Citi shall promptly notify Buyer to that effect and the Payment Instruction will be deemed cancelled by Buyer. Buyer’s submission of a Payment Instruction (unless not accepted by the System) shall constitute (i) a representation and warranty by Buyer that the payment amount, denomination and currency uploaded to the System is true and accurate representation of the Payment Obligation in all respects, (ii) an undertaking and acknowledgement by each Buyer and Buyer Parent to Citi and each Supplier of its independent, irrevocable, unconditional and primary obligation to fund (or to cause a Buyer subsidiary to fund) the Disbursement Account with cleared funds in the amount of the Payment Obligation (without setoff, deduction or any other reduction of any kind or nature) on or prior to 12:00 noon (New York City time) on the relevant Payment Due Date, (iii) an irrevocable and unconditional request by Buyer to Citi to make payment of the Payment Obligation on the Payment Due Date and as otherwise specified in such Payment Instruction, and (iv) an agreement that as between Buyer and Citi, the amount specified in such Payment Instruction shall be conclusive. Without limiting the foregoing, Citi shall not be obligated to accept any Payment Instruction with respect to a Payment Obligation that would be constrained pursuant to any law, rule or regulation applicable thereto. 5.3 Payment Due Date. (a) On the relevant Payment Due Date, Buyer shall deposit or cause to be deposited in the Disbursement Account sufficient funds to enable Citi to pay the amounts specified in the relevant Payment Instructions and such other amounts, including Fees, payable under this Agreement. (b) Provided that sufficient funds are available in the Disbursement Account, Citi shall make payment of the Payment Obligation to the Supplier or its assignee on the Payment Due Date, in accordance with the terms of the relevant Payment Instruction, by automated clearing house network or wire transfer of immediately available funds to a bank account maintained by such Supplier (or such assignee, if applicable), as specified in the Payment Instruction or otherwise through the Sy stem. Buyer’s obligation to pay the Payment Obligations pursuant to the Payment Instructions shall not be satisfied by any tender or recovery pursuant to any judgment which is expressed in or converted into any currency other than as specified in the relevant Payment Instruction, except to the extent that such tender or recovery results in the actual receipt by Citi of the full equivalent amount of the Payment Obligation. (c) Citi has no obligation to make payment of the Payment Obligation specified in any Payment Instruction prior to receipt by Citi in the Disbursement Account of a corresponding and final payment in cleared funds of the relevant amount. If Citi makes such payment before such receipt and Buyer fails to fund the Disbursement Account on the Payment Due Date as required hereunder, Citi may either (i) reverse all or part of the payment and make an appropriate entry to the Disbursement Account, or (ii) deem

NY Law GPSA (Version 7.0) 6 the funding by such payment by Citi as an overdraft under Buyer’s overdraft line of credit with Citi and require repayment of an amount corresponding to such Payment Obligation under such overdraft line of credit pursuant to its terms. Citi is not required to draw under the overdraft line of credit or otherwise make any payment of a Payment Obligation from the Disbursement Account which might result in or increase a debit balance. If the total amount of payments of Payment Obligations from the Disbursement Account at any time would otherwise result in a debit balance or exceed the immediately available funds on deposit in the Disbursement Account, Citi may decide which Payment Obligations it will make (in whole or in part and in the order it selects). 5.4 Supplier Designee. Buyer consents and agrees that (a) any Supplier may assign to Citi (or another financial institution) any or all of its right to receive payment of Payment Obligations in connection with any Payment Instruction issued hereunder pursuant to a purchase or transfer agreement between a Supplier and Citi (or another financial institution) (each a “Purchase Agreement”) and (b) such Purchase Agreement may be governed by the laws of New York, the laws of England or another governing law as determined between Citi and the Supplier. Buyer agrees that notice of any such assignment or designation pursuant to a Purchase Agreement or otherwise received (i) as a Message through the System or (ii) by any other written or electronic means, shall be effective notice of such assignment or designation and that any such notice may be in English. Buyer agrees that it will provide an acknowledgment of any such notice of assignment if requested by Citi or if such acknowledgement is required in order to perfect such assignment under the laws of the jurisdiction where the relevant Supplier is organized or located. Following any notice of assignment to Citi as assignee, Buyer shall treat any notice from Citi relating to the transferred Payment Obligation as being delivered by the relevant Supplier. If Citi has purchased any Payment Obligations under a Purchase Agreement, Buyer hereby authorizes Citi to make payment of such transferred Payment Obligations to Citi for its own account. Buyer further acknowledges and recognizes each assignment of Payment Obligations under a Purchase Agreement as a valid and effective transfer, notwithstanding any invalidity of, or any defect or lack of perfection or priority in, such assignment under the relevant Purchase Agreement. In the event that any agreement between Supplier and Buyer contains any provision restricting the sale, assignment or transfer of Payment Obligations by such Supplier to Citi or any other transferee (or by Citi or any transferee to any subsequent transferee), Buyer hereby releases Supplier, Citi or such transferee from such restriction. 5.5 Information, Data and Access. (a) Buyer shall maintain sufficient records of all transactions concluded by it utilizing the System and otherwise with respect to its obligations and activities under or in connection with this Agreement, including information with respect to any underlying commercial trade transaction (or associated disputes) to which it is a party, and with respect to compliance of such transactions with applicable laws and regulations. Buyer shall retain each record required to be maintained under this Section 5.5 during the term of this Agreement and, if applicable, for such longer period as may be required by law or regulation. (b) Buyer shall allow representatives of Citi, at reasonable times upon reasonable notice, to examine and take copies of any of Buyer’s records relating to this Agreement which are reasonably required in order to comply with an order, instruction or request from any governmental, administrative, judicial or emergency body or any other authority of competent jurisdiction, or to ensure compliance with the terms of this Agreement. Any such documents shall be returned to Buyer once such access is no longer required. 5.6 Other Covenants and Agreements. (a) Buyer agrees that Buyer’s obligations under this Agreement and any Payment Instructions shall not be affected by the invalidity, unenforceability, existence, performance or non-performance of the underlying commercial trade transaction or any related contract or undertaking, nor shall those obligations be subject to claims or defenses of any Buyer (including Buyer Parent) in relation to the same, including, without limitation, set-off, breach of contract, suretyship defenses or breach of statutory obligation. (b) Buyer’s issuance of a Payment Instruction, and its funding of the Disbursement Account with an amount sufficient to pay all or part of such Payment Instruction on the Payment Due Date therefor, shall each be deemed to constitute Buyer’s confirmation that its representations and warranties set forth in Article II remain true and correct as of the date of such Payment Instruction and as of such Payment Due Date, and that Buyer is not in breach of any of its covenants or other obligations under this Agreement. No additional documentation or further action by either Buyer or Citi shall be necessary in order to evidence Buyer’s reiteration of such representations and warranties as true and correct as of such dates, and of its compliance with the terms of this Agreement as of such dates. (c) If Buyer receives any Adverse Transfer Notice (other than any notice of the assignment of a Payment Obligation by a Supplier to Citi) or otherwise reasonably believes the Supplier intends to assign, transfer or encumber any Payment Obligation (or has already done so), Buyer shall promptly (and in any event within one Business Day of knowledge thereof) notify Citi and cease submitting any Payment Instructions relating to Payment Obligations attributable to the applicable Supplier. Buyer agrees not to assist Supplier in assigning, transferring or otherwise creating any encumbrance or security interest in and over any of the Supplier’s right, title and interest in and over any payment in respect of any Payment Instruction. (d) Upon the occurrence of a Change of Control, Buyer shall immediately cease submitting any Payment Instructions hereunder and promptly (and in any event within three Business Day) notify Citi of such Change of Control. (e) Buyer hereby grants to Citi a non-exclusive, non-sublicensable, revocable, royalty free license to use Buyer’s trademarks, tradenames and service marks in marketing material and to promote and administer the program. ARTICLE VI: GLOBAL MASTER AGREEMENT; JOINDER AGREEMENTS 6.1 Global Master Agreement. This Agreement is the Global Paying Services Agreement which sets forth (i) the rights and obligations of Buyer and Citi and (ii) the terms and conditions applicable to the System and the Services provided by Citi, on a global basis; as each may be amended, supplemented or otherwise modified pursuant to a Joinder Agreement as agreed between the Contracting Parties thereto.

NY Law GPSA (Version 7.0) 7 6.2 Joinder Agreements. Buyer Parent and any Approved Buyer Affiliate may utilize the Services as “Buyer”, provided such entity is a signatory to this Agreement or a Joinder Agreement. Each Joinder Agreement may modify and/or supplement the terms and conditions of this Agreement in order to comply with applicable laws, regulations and product structure requirements of the Citi Contracting Party delivering the Services in a particular country or region. If the Contracting Parties wish to modify or supplement any terms or conditions of this Agreement, the applicable Joinder Agreement must explicitly identify the term or condition to be modified or supplemented, and how it is to be modified or supplemented. If requested by a Contracting Party, Citibank and Buyer Parent shall also execute the applicable Joinder Agreement acknowledging their rights and obligations with respect thereto; provided, however, the absence of such acknowledgement shall not affect the rights and obligations of Citibank and Buyer Parent under this Agreement or any Joinder Agreement. 6.3 Conflicts. This Agreement shall control in the event of any conflict with any Joinder Agreement, except as explicitly set forth as an exception in the applicable Joinder Agreement. 6.4 Additional Agreements. The Parties acknowledge and agree that in certain countries and/or regions it may be necessary for the applicable Contracting Parties and Buyer Parent to enter into agreements, documents or instruments in addition to or in lieu of a Joinder Agreement in order to accommodate the local laws, regulations or product structure requirements of the Citi Contracting Party delivering the Services in such country or region. ARTICLE VII: MISCELLANEOUS 7.1 Waivers; Severability. No delay or failure of any Party hereto in exercising any right, privilege or option under this Agreement shall operate as a waiver of such or of any other right, privilege, or option. If any provision of this Agreement is or becomes illegal or invalid under any applicable law, the validity of the remaining provisions shall not be affected thereby. 7.2 Limitation on Liability. (a) Citi shall not be liable for any Losses arising out of or relating to any of its actions or omissions to act hereunder, except to the extent that any such Losses are caused by Citi’s gross negligence or willful misconduct. (b) Except for liabilities to third parties relating to defense and indemnification obligations hereunder, neither Party shall be liable to the other Party or responsible for any loss of business or profits, revenue or goodwill, or any indirect or consequential, special, exemplary or punitive losses or damages, whether arising from negligence, breach of contract or otherwise, even if informed of the possibility of those losses or damages. (c) Neither Party shall be deemed to be in default of any of the obligations required to be performed by it under this Agreement to the extent that performance thereof is delayed, hindered or becomes impossible because of any act of God or public enemy, hostilities, war (declared or undeclared), sanctions, terrorist activities, act of sabotage, earthquake, flood, hurricane, storm, explosion, fire, labor disturbance, strike, riot, epidemic, act of government or its agencies or officers, power interruption or transmission failure, or any cause of a similar nature beyond the control of such Party (a “Force Majeure Event”). 7.3 No Implied Duties. Citi shall be obliged to perform such duties and only such duties as are specifically set forth herein, and no implied duties or responsibilities shall be read or implied into this Agreement against Citi. Notwithstanding any other provision elsewhere contained in this Agreement, Citi is acting solely as agent of Buyer. Citi shall have no duties or obligations hereunder to any Person other than Buyer and, without limiting the foregoing, does not assume any obligation or relationship of agency or trust hereunder for, or with, any Suppliers, or any other Persons. 7.4 Assignment. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties hereto and the Suppliers; provided, however, that Buyer may not assign any of its rights or obligations hereunder or under any Payment Instruction without Citi’s prior written consent, given in its sole discretion. Citi shall have the right without the consent of or notice to Buyer to sell, transfer, assign, or grant participations in all or any part of, or any interest in, Citi’s obligations, rights and benefits hereunder. 7.5 Termination. Either Party hereto may terminate this Agreement at any time and with immediate effect upon 60 days’ prior written notice to the other Party. Either Party also may terminate this Agreement with immediate effect if the other Party is in breach of, or fails to perform, any of its material obligations hereunder. In addition, Citi may, at its option, terminate this Agreement with immediate effect upon 3 Business Days’ prior written notice in the event there are insufficient funds available in the Disbursement Account to pay all amounts in respect of Payment Instructions when due, provided that such failure by Buyer to fully fund the Disbursement Account is not the result of a Force Majeure Event. Upon notice of termination of this Agreement, Citi will no longer accept Payment Instructions from Buyer; provided, however, that to the extent there are sufficient funds available in the Disbursement Account, Citi shall continue to pay Payment Instructions that were received and accepted by Citi prior to such notice of termination, and Buyer shall be responsible for funding the Disbursement Account with respect thereto. 7.6 Survival. If this Agreement is terminated in accordance with Section 7.5, then this Agreement shall become null and void and of no further force and effect, except that all confidentiality, security, indemnity, payment and reimbursement obligations and all limitation of liability provisions contained in this Agreement shall survive and remain in full force and effect notwithstanding such termination and the payment of all amounts owing hereunder. 7.7 Governing Law; Jurisdiction. (a) This Agreement and any action arising out of or in connection with this Agreement (whether in tort, contract, equity or otherwise) is governed by and shall be construed and interpreted in accordance with the laws of the State of New York without giving effect to the conflict of laws principles thereof. The Parties agree that any New York State court or Federal court sitting in New York County or an appellate court having appellate jurisdiction over such courts has non-exclusive jurisdiction to settle any disputes in connection with this Agreement, and each Party submits to the jurisdiction of those courts. Each Party waives any right to immunity from jurisdiction to which it may be entitled (including, to the extent applicable, immunity from pre-judgment attachment and post-judgment attachment and execution.)

NY Law GPSA (Version 7.0) 8 (b) If Buyer is an entity organized outside the United States, Buyer agrees that any service of process or other notice of legal process may be served upon it by mail or hand delivery if sent to [NOTE: CITI REQUIRES THIS PROVISION TO BE COMPLETED AT CLOSING] [OPTION 1] its U.S. Buyer: Fluence Energy, LLC 4601 N. Fairfax Drive, Suite 600 Arlington, VA 22203 USA which each Buyer confirms it has designed as its authorized agent for service of process with respect to the courts located in the State of New York. Buyer agrees that nothing in this Agreement shall affect Citi’s right to serve process in any other manner permitted by law. Buyer agrees that final judgment against it in any action or proceeding shall be enforceable in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the judgment. 7.8 WAIVER OF JURY TRIAL. THE PARTIES WAIVE ANY RIGHTS THEY MAY HAVE TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED ON OR ARISING FROM THIS AGREEMENT. 7.9 Notices. Except as otherwise expressly contemplated herein, all notices pursuant to this Agreement shall be in writing, duly signed by the Party giving such notice, and shall be delivered, faxed or mailed by registered or certified mail, as follows: If given to Buyer: Fluence Energy, LLC 4601 N. Fairfax Drive, Suite 600 Arlington, VA 22203 E-mail: frank.fuselier@fluenceenergy.com Attention: General Counsel If given to Citi: Citibank, N.A. 388 Greenwich Street New York, New York 10013 Telephone: 212-816-9144 Fax: ________________ Attention: Anubhav Shrivastava Buyer Parent hereby accepts each notice hereunder on behalf of, and undertakes to deliver each notice hereunder to, each Buyer. Each Buyer hereby acknowledges and agrees that a single notice to Buyer Parent shall constitute notice to each Buyer with respect to (i) any notice given pursuant to this Agreement, and (ii) any notice of assignment of a Payment Obligation. 7.10 Officer’s Certificate/Resolutions. On or before the date of this Agreement, Buyer shall have provided Citi with (i) evidence that the execution and delivery of this Agreement and related documents and the performance by each Buyer of its obligations under this Agreement and related documents have been duly authorized and (ii) an Officer’s Certificate certifying the incumbency and authorization of the officers of each Buyer executing such documents, in each case in form and substance reasonably satisfactory to Citi. 7.11 Entire Agreement; Amendments; Multiple Buyers. This Agreement and all Joinder Agreements embody the entire agreement between Buyer and Citi relating to the subject matter and supersedes all prior agreements relating to the subject matter. This Agreement and any Joinder Agreement shall not be construed to confer any right, benefit, remedy or claim upon any Person other than Buyer, Citi and the Suppliers (as express third party beneficiaries) and their successors and permitted assigns. All amendments and waivers to this Agreement must be in writing and signed by or on behalf of Buyer Parent and Citibank and shall be binding on all Contracting Parties. If (i) this Agreement is signed by two or more entities as “Buyer” and/ or (ii) any Approved Buyer Affiliate executes a Joinder Agreement (and, therefore, becomes a “Buyer” under this Agreement), all such entities shall be jointly and severally liable for all obligations of Buyer hereunder (including all obligations of any Buyer for which a Change of Control has occurred), and notices sent by Citi in accordance with Section 7.9 to, and notices from or the consent of, any such entity shall be sufficient to bind all such entities. 7.12 Counterparts. This Agreement may be executed in any number of counterparts, which taken together shall constitute a single copy of this Agreement. Any signature delivered by facsimile or by email in “pdf” format shall be deemed an original signature hereto.

NY Law GPSA (Version 7.0) IN WITNESS WHEREOF, each of the Parties hereto has executed this Agreement as of the date and year first above written. By: ___________________________ Name: Title: By: ___________________________ Name: Title FLUENCE ENERGY LLC, as Buyer and as Buyer Parent CITIBANK, N.A. By: ___________________________ Name: Title: Anubhav Shrivastava Vice President Jul 26, 2021

NY Law GPSA (Version 7.0) i EXHIBIT A TO GLOBAL PAYING SERVICES AGREEMENT Fees payable by Buyer to Citi pursuant to the Global Paying Services Agreement shall be as follows: 1. [waived]. This Exhibit constitutes the complete agreement of Citi and Buyer with respect to the subject matter set forth herein except as may be modified or supplemented in any Joinder Agreement. Notwithstanding anything in the Agreement to the contrary, the fees set forth in this Exhibit are subject to change, at Citi’s discretion, with 30 days notification.